UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Small Cap Value Fund (Formerly Great-West Loomis Sayles Small Cap Value Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and Loomis, Sayles, & Company, L.P. (“Loomis”). Hotchkis & Wiley joined Loomis as a sub-adviser to the Fund on October 23, 2020.
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 3.20%, relative to a 4.63% return for the Russell 2000® Value Index, the Fund’s benchmark index.
Hotchkis & Wiley Commentary
Hotchkis & Wiley began sub-advising its portion of the Fund in late 2020, a calendar year in which investors witnessed the devastating impact of a worldwide pandemic on the global economy. While the effect was severe, investors perceived it as a transitory event, and recognized the stimulative influence of massive monetary and fiscal intervention. These interventions helped propel the Russell 2000® Index +20% for the year. Value investors were largely left behind however, as small growth stocks soared +35% and small value stocks returned a modest +5%. This represented small growth’s largest outperformance since 1999, and if history is any guide, sets the stage for a value comeback. We had a glimpse of what that comeback might look like during the fourth quarter of 2020. Value stocks outperformed, buoyed by the economic ramifications of new Covid-19 vaccines and another round of fiscal stimulus.
In our experience, when a major asset class underperforms for as long as small cap value has, most investors are under-allocated to the asset class. Signs of this neglect include incessant rhetoric about the asset class’ demise in the financial media, unusually wide valuation gaps, and the fatigue/frustration asset allocators experience when compelled to repeatedly explain why they have invested in such a lagging strategy. When the economic winds shift, however, the out-of-favor asset class can enjoy a substantial and sustained period of outperformance. Following the tech bubble, for example, the Russell 2000 Value Index nearly tripled in the ensuing seven years while the Russell 2000® Growth Index declined slightly. We have learned time and time again, that patience is rewarded for those that stay focused on fundamentals and valuation.
Positive stock selection in industrials and the overweight position in energy helped relative performance. Positive stock selection in financials, however, was the largest contributor to relative performance. Financials and banks are the portfolio’s largest sector and industry weights, respectively, both in absolute terms and relative to the benchmark index. Banks have been an unloved industry for years as scars from the financial crisis remain and regulatory uncertainties linger. When it appeared that the market was finally beginning to recognize the industry’s strong recurring profitability and its massive de-risking efforts over the past decade, the pandemic caused investors to shun banks regardless of underlying fundamentals or valuations. Among the most important of these de-risking efforts was a substantial increase in capital held on banks’ balance sheets. In addition to having excess capital, banks took large provisions throughout the year for potential credit delinquencies that may occur in the future. While these provisions hit 2020 bank earnings, the industry continued to produce compelling pre-provision income, even in the low interest rate environment. The combination of having strong balance sheets, large reserve pools, and ongoing profitability gives us confidence that banks have more than enough capacity to withstand a severe economic downturn much worse than we have experienced thus far. Yet many banks trade at single-digit multiples of normal earnings, which we see as extremely attractive in this market. Further, many banks are in a position to return considerable capital to shareholders. This would be accretive to earnings per share thereby improving valuations even more.
Stock selection in technology and consumer staples hurt relative performance. The portfolio’s semiconductor and IT services positions generated positive returns but failed to keep pace with the benchmark index’s returns in those respective industries. Similarly, within consumer staples, the portfolio’s food retailers and personal products companies generated positive returns but lagged the benchmark index. The underweight exposure to materials and overweight exposure to the consumer discretionary sector also detracted from relative performance.
December 31, 2020 brought an end to a year that was challenging in a myriad of ways. Looking through our value investor lens, the year tested our patience and conviction. We held steady in our commitment to the principles of value investing and worked as a team to ensure existing investments remained prudent and to find new ideas in an ever-changing environment. We will continue to do both. Our focus will remain on creating a diversified portfolio of undervalued, often-overlooked stocks, while exercising strict risk controls. Our team remains entirely intact, the firm is healthy, and we are optimistic that our clients will be rewarded by our commitment and effort. It was reassuring to observe our time-tested investing style come back into vogue during the most recent quarter and we are optimistic that this reversion could be powerful and lasting. We look forward to the new year with enthusiasm.
Loomis Commentary
Small cap stocks capped off a remarkable year with the highest returning quarter in the 40+ year history of the Russell 2000 Index as the index provided a total return of 31.4%. The continued rally off the pandemic driven market lows in March 2020 was fueled by notable progress on the Covid-19 vaccine front, anticipation of new fiscal stimulus measures, monetary accommodation leading to record low interest rates, and corporate earnings that in certain sectors have proven more resilient than earlier forecasts had suggested. Also, during the quarter, investor interest in small cap stocks greatly increased which resulted in large inflows to small cap exchange-traded funds ($13 billion of net flow) driving the smallest market caps, low-priced stocks, and non-earners to become top performers. This investment environment provides challenges to active managers who are generally underweighted to the type of stock that benefit most from huge inflows into passive products. It would be fair to say the market rally was most evident in lower quality, deeper cyclicals and a reversal for some of the hardest hit stocks from the pandemic, earlier in 2020. For the year, the broad-based Russell 2000 Index of small cap stocks returned 20.0%, just slightly lagging the Russell 1000® Index return of 21.0% but outperforming the S&P 500® Index return of 18.4%. Small cap value was the market leading segment for the fourth quarter but lagged small cap growth stocks significantly over the last twelve months (Russell 2000 Value Index return was 4.63% vs. Russell 2000 Growth Index return of 34.6%).
Until the extreme market rally in the final quarter of the year, which benefitted more economically sensitive stocks typically found in value indices, the market leadership had consistently resided with growth stocks since the end of 2016, with several factors contributing to what is now an unprecedented gap between the performance of growth and value stocks. These include the aging of the economic recovery since the financial crisis and stagnating earnings growth - making those stocks with favorable current and secular growth prospects more valuable in the eyes of investors. In addition, certain fast-growing technology, consumer and media companies have carved out seemingly unassailable market dominance through intangible competitive advantages via economies of scale and network effect leverage. Finally, certain sectors which are typically overrepresented in traditional value benchmarks have experienced challenges, such as record low-interest rates negatively impacting the earnings of bank stocks and declining oil and gas prices severely impacting the business models of the energy sector. Many of these factors were highlighted further during the health and economic crisis stemming from the Covid-19 virus.
The coronavirus and associated impact on the economy were strongly reflected in the domestic stock market, both in terms of value versus growth as discussed above, but also drove leading and lagging sectors for the year. Within the Russell 2000 Value Index, consumer staples was the best performing sector reflecting work from home trends and consumers’ change in preferences for food consumption. Health care was the second-best performing sector as several segments (e.g. life sciences, biotechnology and contract drug manufacturers) stood to benefit with the development and distribution of vaccines. Consumer discretionary, after declining fairly substantially during the March sell-off, rebounded significantly as consumers invested into upgrading their cable and media capabilities within their homes, and many found themselves with ample cash balances which were spent on retail and other discretionary leisure goods. Suffering from declines in demand, or changes in the economics of their business, energy stocks and real estate investment trusts (“REITs”) were the worst performing sectors in the index, followed by financials which were impacted by shrinking lending margins in the current low interest rate environment in addition to investor concerns regarding lending credit.
The portion of the Fund sub-advised by Loomis underperformed the Russell 2000 Value Index during the year as positive sector allocation was more than offset by lagging stock selection effects. Market leadership in the fourth quarter did not match up well with the portfolio’s quality orientation which resulted in the majority of the underperformance for the year. Returns were solidly ahead of the index after the first quarter of the year, demonstrating the merits of our quality focus during a chaotic market decline during the month of March. During the initial stages of the market recovery, the portfolio gained further ground versus the benchmark index but lagged somewhat late in the second and third calendar quarters as the smallest market caps, non-earners, and generally lower-quality stocks recovered sharply off previously depressed levels. By mid-September, the low-quality rally transitioned to a more balanced recovery, once again to the portfolio’s benefit. The portfolio was ahead of the benchmark index for the year to date in early November. From this point forward, and coincident with positive news on vaccine development and the election, deep value stocks, lower quality and higher risk equities resumed leadership into year-end, and the portfolio lagged somewhat significantly during the record setting final quarter. In terms of sectors and security selection, returns were aided by favorable weighting in the financials, energy and information technology sectors in addition to good stock selection in the financials, health care and communication services sectors. Offsetting these positive attributes, was unfavorable weighting in the real communication services sector and weak stock selection in the information technology, consumer discretionary, industrials and materials sectors.
Top contributors to performance were Quidel Corporation, Catalent Inc. and Darling Ingredients, Inc. Quidel Corporation is a manufacturer of medical diagnostic tests designed for use at the point of care at a physician’s office, clinic, hospital or clinical lab. Throughout 2020, the company received several emergency use authorizations from the U.S. Food and Drug Administration to provide point of care and clinical labs tests for Covid-19 which dramatically increased the company’s revenues. Catalent Inc., a contract developer and manufacturer of biologics and final dosage form drug compounds, signed multiple large contracts during the year to manufacture vaccines and vaccine compounds on behalf of several Covid-19 vaccine developers. Darling Ingredients, Inc. is a Texas-based rendering company that collects and recycles various waste and animal by-products and manufactures specialty feed, food and fuel ingredients. Through a joint venture with refiner Valero Energy, the company is a meaningful producer of renewable fuels. Accelerating efforts on the part of government entities and corporations toward reducing carbon emissions has increased the value of Darling’s renewable fuel generation capabilities.
The largest detractors from performance were Viad Corp., Ryman Hospitality Properties and Essential Properties Realty Trust. Both Viad Corp. and Ryman Hospitality Properties have substantial operations in hosting large gatherings, corporate events, and various travel and hospitality related services. Both businesses were severely impacted by the Covid-19 shut down, and we elected to eliminate both positions during the first half of the year. Essential Properties is a net lease REIT that operates as a landlord to retail businesses. The stock was removed from the portfolio early in the pandemic when rent collection and tenant creditworthiness became increasingly uncertain due to retail closures.
Over the course of the quarter, we made a number of adjustments within the strategy to both add new stocks and increase existing positions with attractive investment potential. We also eliminated or reduced certain positions where valuation exceeded our target levels or fundamental trends no longer supported our investment thesis. New positions included: Liberty Broadband Corp. is a communications company with interest in Charter Communications and a variety of other services - the stock entered the portfolio when the GCI Liberty holding was merged into Liberty Broadband in late 2020. Science Applications International Corp. is a governmental IT services provider, serving both civil and defense related agencies. InMode Ltd. is an Israeli-based medical aesthetics company with an innovative portfolio focused on minimally invasive surgery. Positions eliminated included: Viad Corp., Ryman Hospitality and Essential Properties Realty Trust, all companies that had business models which were negatively impacted by the global pandemic.
While we do not make major adjustments to the portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we do adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the twelve-month period ended December 31, 2020 were relatively modest and reflected both our security repositioning as well as market impacts. As a result, our weights in the financials and real estate sectors were reduced and our weights to the information technology and communication services sectors increased.
As always, our investment strategy will remain focused on small cap companies where the stock price and valuation do not reflect our assessment of the underlying value of the corporate enterprise. The portfolio consists of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. We seek trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to our process is the identification of unique, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	3.54%	8.68%	6.40%
Investor Class	3.20%	8.28%	8.72%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Sector	Percentage of Fund Investments
Financial	29.51%
Industrial	18.43
Consumer, Cyclical	15.91
Consumer, Non-cyclical	14.10
Technology	6.48
Energy	5.66
Communications	3.56
Basic Materials	3.21
Utilities	3.14
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,316.40	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76
Investor Class
Actual	$1,000.00	$1,313.50	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53
* Expenses are equal to the Fund's annualized expense ratio of 0.74% for the Institutional Class shares and 1.09% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 3.14%
29,600	American Vanguard Corp	$ 459,392
18,768	Ashland Global Holdings Inc	1,486,426
49,944	Cabot Corp	2,241,487
14,900	Commercial Metals Co	306,046
19,700	Domtar Corp	623,505
8,800	Glatfelter Corp	144,144
3,000	Hawkins Inc	156,930
2,900	HB Fuller Co	150,452
20,565	Ingevity Corp(a)	1,557,387
5,800	Kaiser Aluminum Corp	573,620
37,000	Mercer International Inc	379,250
20,900	PQ Group Holdings Inc	298,034
5,000	Schnitzer Steel Industries Inc Class A	159,550
100,542	Valvoline Inc	2,326,542
36,843	W R Grace & Co	2,019,733
13,900	Westlake Chemical Partners LP	331,376
		13,213,874
Communications — 3.48%
26,100	Casa Systems Inc(a)	161,037
57,500	Entravision Communications Corp Class A	158,125
3,800	ePlus Inc(a)	334,210
114,915	Gray Television Inc(a)	2,055,829
25,111	Liberty Broadband Corp Class C(a)	3,976,829
68,285	Liberty Latin America Ltd Class C(a)	757,281
19,169	Madison Square Garden Entertainment Corp(a)	2,013,512
65,500	MDC Partners Inc Class A(a)	164,405
22,300	MSG Networks Inc Class A(a)	328,702
4,000	NETGEAR Inc(a)	162,520
4,700	Preformed Line Products Co	321,668
10,800	TEGNA Inc	150,660
62,992	United States Cellular Corp(a)	1,933,224
141,334	Viavi Solutions Inc(a)	2,116,477
		14,634,479
Consumer, Cyclical — 15.55%
17,000	Adient PLC(a)	591,090
25,763	Albany International Corp Class A	1,891,519
15,600	American Eagle Outfitters Inc	313,092
3,600	Asbury Automotive Group Inc(a)	524,664
7,700	Bed Bath & Beyond Inc	136,752
5,600	Big Lots Inc	240,408
27,700	Blue Bird Corp(a)	505,802
5,600	Brinker International Inc	316,792
32,400	Brunswick Corp	2,470,176
52,100	Cato Corp Class A	499,639
9,700	Century Communities Inc(a)	424,666
15,945	Churchill Downs Inc	3,105,927
Shares		Fair Value
Consumer, Cyclical — (continued)
74,989	Cooper Tire & Rubber Co	$ 3,037,055
57,783	Core-Mark Holding Co Inc	1,697,087
7,723	Cracker Barrel Old Country Store Inc	1,018,818
10,900	Culp Inc	172,983
123,503	Dana Inc	2,410,779
2,900	Dillard's Inc Class A	182,845
32,400	Ethan Allen Interiors Inc	654,804
7,400	Foot Locker Inc	299,256
9,813	Fox Factory Holding Corp(a)	1,037,332
13,400	G-III Apparel Group Ltd(a)	318,116
20,300	Genesco Inc(a)	610,827
59,100	Goodyear Tire & Rubber Co	644,781
6,400	Green Brick Partners Inc(a)	146,944
4,800	Group 1 Automotive Inc	629,472
5,200	H&E Equipment Services Inc	155,012
12,300	Herman Miller Inc	415,740
10,000	Hibbett Sports Inc(a)	461,800
20,800	Hilton Grand Vacations Inc(a)	652,080
13,800	Hooker Furniture Corp	445,050
40,446	IAA Inc(a)	2,628,181
64,200	Interface Inc	674,100
18,800	International Game Technology PLC	318,472
5,100	Jack in the Box Inc	473,280
4,300	Johnson Outdoors Inc Class A	484,309
63,027	KAR Auction Services Inc	1,172,932
4,300	KB Home	144,136
25,100	Kimball International Inc Class B	299,945
43,700	Knoll Inc	641,516
7,600	La-Z-Boy Inc	302,784
18,193	LCI Industries	2,359,268
4,100	LGI Homes Inc(a)	433,985
67,569	Liberty Media Corp-Liberty Braves(a)	1,681,117
12,700	M/I Homes Inc(a)	562,483
8,700	MarineMax Inc(a)	304,761
22,097	Marriott Vacations Worldwide Corp	3,032,150
6,900	Meritage Homes Corp(a)	571,458
21,600	Meritor Inc(a)	602,856
97,029	Methode Electronics Inc	3,714,270
38,500	Michaels Cos Inc(a)	500,885
57,935	Miller Industries Inc	2,202,689
22,000	Motorcar Parts of America Inc(a)	431,640
5,900	Nu Skin Enterprises Inc Class A	322,317
16,200	ODP Corp	474,660
15,200	OneWater Marine Inc Class A(a)	442,168
9,800	PC Connection Inc	463,442
5,200	Penske Automotive Group Inc	308,828
4,800	PetMed Express Inc	153,888
94,711	Qurate Retail Inc Series A	1,038,980
31,800	Resideo Technologies Inc(a)	676,068
5,700	Rocky Brands Inc	159,999
15,100	Rush Enterprises Inc Class A	625,442

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Consumer, Cyclical — (continued)
22,800	ScanSource Inc(a)	$ 601,464
52,216	Skyline Champion Corp(a)	1,615,563
14,500	Sonic Automotive Inc Class A	559,265
12,400	Spirit Airlines Inc(a)	303,180
47,500	Sportsman's Warehouse Holdings Inc(a)	833,625
48,500	Steelcase Inc Class A	657,175
35,500	Suburban Propane Partners LP	527,530
23,100	Taylor Morrison Home Corp(a)	592,515
18,300	Tilly's Inc Class A	149,328
32,300	TRI Pointe Group Inc(a)	557,175
81,462	Urban Outfitters Inc(a)	2,085,427
59,000	Vera Bradley Inc(a)	469,640
36,000	Wabash National Corp	620,280
7,900	WESCO International Inc(a)	620,150
6,300	World Fuel Services Corp	196,308
10,800	Wyndham Destinations Inc	484,488
8,000	Zumiez Inc(a)	294,240
		65,381,670
Consumer, Non-Cyclical — 13.78%
53,351	Aaron's Co Inc(a)	1,011,535
7,500	ABM Industries Inc	283,800
67,900	ACCO Brands Corp	573,755
90,699	Alta Equipment Group Inc(a)	896,106
21,308	AMN Healthcare Services Inc(a)	1,454,271
15,600	B&G Foods Inc	432,588
11,600	BG Staffing Inc	156,484
13,400	Cass Information Systems Inc	521,394
24,854	Catalent Inc(a)	2,586,556
11,900	CBIZ Inc(a)	316,659
12,100	Central Garden & Pet Co(a)	467,181
12,194	CONMED Corp	1,365,728
43,179	Darling Ingredients Inc(a)	2,490,565
119,338	Emerald Holding Inc	646,812
22,281	Emergent BioSolutions Inc(a)	1,996,378
26,600	Ennis Inc	474,810
17,493	Euronet Worldwide Inc(a)	2,535,085
11,300	Franchise Group Inc	344,085
2,800	FTI Consulting Inc(a)	312,816
19,700	GP Strategies Corp(a)	233,642
39,500	H&R Block Inc	626,470
25,300	Hanger Inc(a)	556,347
21,400	Heidrick & Struggles International Inc	628,732
12,490	Helen of Troy Ltd(a)	2,775,153
48,052	Herc Holdings Inc(a)	3,191,133
11,400	Ingles Markets Inc Class A	486,324
57,696	Inmode Ltd(a)	2,739,406
19,904	Insperity Inc	1,620,584
9,551	J & J Snack Foods Corp	1,483,939
34,913	John Wiley & Sons Inc Class A	1,594,128
22,300	Kelly Services Inc Class A	458,711
3,600	Kforce Inc	151,524
63,629	Korn Ferry	2,767,861
72,022	Lantheus Holdings Inc(a)	971,577
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
12,900	MEDNAX Inc(a)	$ 316,566
17,000	Natural Grocers by Vitamin Cottage Inc	233,580
125,147	Nomad Foods Ltd(a)	3,181,237
160,336	Primo Water Corp	2,514,068
41,093	Quanex Building Products Corp	911,032
3,360	Quidel Corp(a)	603,624
13,000	Rent-A-Center Inc	497,770
37,300	Resources Connection Inc	468,861
15,100	Sprouts Farmers Market Inc(a)	303,510
65,408	Supernus Pharmaceuticals Inc(a)	1,645,665
9,200	Taro Pharmaceutical Industries Ltd(a)	675,464
32,800	TrueBlue Inc(a)	613,032
14,951	United Therapeutics Corp(a)	2,269,412
5,900	USANA Health Sciences Inc(a)	454,890
23,000	Vanda Pharmaceuticals Inc(a)	302,220
12,300	Vectrus Inc(a)	611,556
14,200	Village Super Market Inc Class A	313,252
5,800	Weis Markets Inc	277,298
12,737	WEX Inc(a)	2,592,362
		57,937,538
Energy — 5.54%
94,900	Berry Corp	349,232
29,200	Bonanza Creek Energy Inc(a)	564,436
14,300	BP Midstream Partners LP	151,580
225,270	ChampionX Corp(a)	3,446,631
7,800	Cimarex Energy Co	292,578
5,900	Core Laboratories NV	156,409
10,600	CVR Energy Inc	157,940
58,905	Delek US Holdings Inc	946,603
22,800	Denbury Inc(a)	585,732
43,749	DMC Global Inc	1,892,144
5,500	Dril-Quip Inc(a)	162,910
131,370	Earthstone Energy Inc Class A(a)	700,202
74,200	Equitrans Midstream Corp	596,568
225,000	Frank's International NV(a)	616,500
12,600	FutureFuel Corp	160,020
11,900	Green Plains Inc(a)	156,723
106,700	Helix Energy Solutions Group Inc(a)	448,140
11,900	HollyFrontier Corp	307,615
201,800	Kosmos Energy Ltd	474,230
44,600	Liberty Oilfield Services Inc Class A	459,826
40,100	Magnolia Oil & Gas Corp Class A(a)	283,106
34,900	Matrix Service Co(a)	384,598
51,613	NextEra Energy Partners LP	3,460,652
131,000	NexTier Oilfield Solutions Inc(a)	450,640
28,600	Noble Midstream Partners LP	298,012
15,900	Oasis Petroleum Inc(a)	589,254
30,100	Oil States International Inc(a)	151,102

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Energy — (continued)
24,600	PDC Energy Inc(a)	$ 505,038
26,700	Penn Virginia Corp(a)	271,005
41,100	ProPetro Holding Corp(a)	303,729
91,200	Range Resources Corp	611,040
31,500	Rattler Midstream LP	298,620
4,600	REX American Resources Corp(a)	337,962
67,100	Select Energy Services Inc Class A(a)	275,110
30,500	Shell Midstream Partners LP	307,440
52,400	Solaris Oilfield Infrastructure Inc Class A	426,536
15,800	TechnipFMC PLC	148,520
40,100	Thermon Group Holdings Inc(a)	626,763
15,300	Warrior Met Coal Inc	326,196
24,200	Whiting Petroleum Corp(a)	605,000
		23,286,342
Financial — 28.85%
7,900	1st Source Corp	318,370
39,211	Agree Realty Corp REIT	2,610,668
1,600	Alexander's Inc REIT	443,760
9,100	AllianceBernstein Holding LP	307,307
17,700	Amalgamated Bank Class A	243,198
26,200	Ambac Financial Group Inc(a)	402,956
29,700	America First Multifamily Investors LP	126,225
16,700	American Equity Investment Life Holding Co	461,922
73,800	Americold Realty Trust REIT	2,754,954
71,901	Ameris Bancorp	2,737,271
13,000	Apollo Commercial Real Estate Finance Inc REIT	145,210
13,800	Argo Group International Holdings Ltd	603,060
31,400	Arlington Asset Investment Corp Class A REIT	118,692
36,800	Associated Banc-Corp	627,440
81,372	Atlantic Union Bankshares Corp	2,680,394
11,900	Axis Capital Holdings Ltd	599,641
74,169	BancorpSouth Bank	2,035,197
18,100	BankUnited Inc	629,518
9,900	Bar Harbor Bankshares	223,641
36,311	Berkshire Hills Bancorp Inc	621,644
5,500	BOK Financial Corp	376,640
75,700	Boston Private Financial Holdings Inc	639,665
12,200	Bridge Bancorp Inc	294,996
12,000	Bridgewater Bancshares Inc(a)	149,880
13,300	Brighthouse Financial Inc(a)	481,526
18,900	Brightsphere Investment Group Inc	364,392
28,100	Brookline Bancorp Inc	338,324
75,259	Bryn Mawr Bank Corp	2,302,549
29,700	Cadence BanCorp	487,674
4,200	Camden National Corp	150,276
50,141	Cannae Holdings Inc(a)	2,219,742
Shares		Fair Value
Financial — (continued)
14,700	Cathay General Bancorp	$ 473,193
16,500	Central Pacific Financial Corp	313,665
16,200	CIT Group Inc	581,580
4,700	Civista Bancshares Inc	82,391
7,000	CNB Financial Corp	149,030
26,700	CNO Financial Group Inc	593,541
60,900	Colony Credit Real Estate Inc REIT	456,750
10,200	Community Trust Bancorp Inc	377,910
23,100	ConnectOne Bancorp Inc	457,149
22,300	Cowen Inc Class A	579,577
29,200	CrossFirst Bankshares Inc(a)	313,900
64,008	CubeSmart REIT	2,151,309
34,200	Customers Bancorp Inc(a)	621,756
98,856	CVB Financial Corp	1,927,692
21,007	CyrusOne Inc REIT	1,536,662
2,000	Diamond Hill Investment Group Inc	298,540
37,400	Dime Community Bancshares Inc	589,798
15,000	Eagle Bancorp Inc	619,500
78,534	Employers Holdings Inc	2,528,009
2,900	Enstar Group Ltd(a)	594,181
19,400	Equity Bancshares Inc Class A(a)	418,846
6,900	Essent Group Ltd	298,080
2,900	Evercore Inc Class A	317,956
13,800	FB Financial Corp	479,274
29,656	Federal Agricultural Mortgage Corp Class C	2,201,958
11,500	Federated Hermes Inc	332,235
13,900	Financial Institutions Inc	312,750
47,944	First American Financial Corp	2,475,349
68,600	First BanCorp	632,492
14,100	First Busey Corp	303,855
8,200	First Business Financial Services Inc	150,962
19,100	First Financial Bancorp	334,823
11,800	First Financial Corp	458,430
27,400	First Hawaiian Inc	646,092
10,900	First Internet Bancorp	313,266
29,800	First Midwest Bancorp Inc	474,416
17,100	First of Long Island Corp	305,235
37,700	Flushing Financial Corp	627,328
48,800	FNB Corp	463,600
2,800	FS Bancorp Inc	153,440
37,800	Fulton Financial Corp	480,816
8,600	Global Indemnity Group LLC Class A	245,874
15,200	Granite Point Mortgage Trust Inc REIT	151,848
28,800	Great Ajax Corp REIT	301,248
9,200	Great Southern Bancorp Inc	449,880
29,700	Great Western Bancorp Inc	620,730
34,200	Greenhill & Co Inc	415,188
18,600	Hancock Whitney Corp	632,772
53,500	Hanmi Financial Corp	606,690
5,200	Hanover Insurance Group Inc	607,984
11,200	Hilltop Holdings Inc	308,112

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Financial — (continued)
124,239	Home BancShares Inc	$ 2,420,176
13,600	HomeStreet Inc	459,000
8,600	HomeTrust Bancshares Inc	166,066
57,100	Hope Bancorp Inc	622,961
14,100	Horace Mann Educators Corp	592,764
19,600	Horizon Bancorp Inc	310,856
8,400	International Bancshares Corp	314,496
44,700	Investors Bancorp Inc	472,032
5,100	James River Group Holdings Ltd	250,665
36,500	Lakeland Bancorp Inc	463,550
14,900	Lazard Ltd Class A	630,270
9,200	Live Oak Bancshares Inc	436,632
22,100	Luther Burbank Corp	216,580
31,892	McGrath RentCorp	2,139,953
11,400	Mercantile Bank Corp	309,738
11,400	Meridian Bancorp Inc	169,974
81,669	Meta Financial Group Inc	2,985,819
8,100	Metropolitan Bank Holding Corp(a)	293,787
38,300	MFA Financial Inc REIT	148,987
30,300	Midland States Bancorp Inc	541,461
12,800	MidWestOne Financial Group Inc	313,600
2,600	National Western Life Group Inc Class A	536,744
45,500	Navient Corp	446,810
26,600	Northfield Bancorp Inc	327,978
4,400	Northrim BanCorp Inc	149,380
131,614	OceanFirst Financial Corp	2,451,969
9,900	Orrstown Financial Services Inc	163,845
24,400	PacWest Bancorp	619,760
19,900	Peapack-Gladstone Financial Corp	452,924
24,500	Pebblebrook Hotel Trust REIT	460,600
5,700	Peoples Bancorp Inc	154,413
42,155	Pinnacle Financial Partners Inc	2,714,782
72,912	Popular Inc	4,106,404
9,400	Preferred Bank	474,418
14,800	Premier Financial Corp	340,400
25,000	ProAssurance Corp	444,750
21,491	PROG Holdings Inc	1,157,720
35,052	Prosperity Bancshares Inc	2,431,207
25,800	Provident Financial Services Inc	463,368
18,800	Radian Group Inc	380,700
14,500	RBB Bancorp	223,010
4,000	RE/MAX Holdings Inc Class A	145,320
6,200	Republic Bancorp Inc Class A	223,634
55,906	Rexford Industrial Realty Inc REIT	2,745,544
16,200	RMR Group Inc Class A	625,644
25,500	S&T Bancorp Inc	633,420
5,300	Sandy Spring Bancorp Inc	170,607
20,700	Seritage Growth Properties REIT Class A(a)	303,876
6,500	Sierra Bancorp	155,480
Shares		Fair Value
Financial — (continued)
8,000	Simmons First National Corp Class A	$ 172,720
37,000	SLM Corp	458,430
28,652	South State Corp	2,071,540
5,600	Southern Missouri Bancorp Inc	170,464
27,300	Southern National Bancorp of Virginia Inc	330,603
66,428	STAG Industrial Inc REIT	2,080,525
10,300	State Auto Financial Corp	182,722
12,500	Stewart Information Services Corp	604,500
69,616	Stifel Financial Corp	3,512,823
18,800	Synovus Financial Corp	608,556
70,028	TCF Financial Corp	2,592,437
6,300	Territorial Bancorp Inc	151,389
10,200	Texas Capital Bancshares Inc(a)	606,900
47,300	Third Point Reinsurance Ltd(a)	450,296
19,700	Towne Bank	462,556
13,800	TPG RE Finance Trust Inc REIT	146,556
4,700	TriCo Bancshares	165,816
10,400	TriState Capital Holdings Inc(a)	180,960
62,462	Triumph Bancorp Inc(a)	3,032,530
70,000	TrustCo Bank Corp NY	466,900
5,700	Trustmark Corp	155,667
31,600	Umpqua Holdings Corp	478,424
8,700	Univest Financial Corp	179,046
30,600	Valley National Bancorp	298,350
19,900	Victory Capital Holdings Inc Class A	493,719
23,800	Washington Federal Inc	612,612
6,700	Washington Trust Bancorp Inc	300,160
14,400	Webster Financial Corp	606,960
60,064	Wintrust Financial Corp	3,669,310
		121,271,939
Industrial — 18.02%
18,400	AAR Corp	666,448
2,700	Acuity Brands Inc	326,943
18,396	Advanced Energy Industries Inc(a)	1,783,860
54,311	AECOM (a)	2,703,602
30,452	Aerojet Rocketdyne Holdings Inc(a)	1,609,388
21,700	Alamo Group Inc	2,993,515
55,387	Altra Industrial Motion Corp	3,070,101
20,521	American Woodmark Corp(a)	1,925,896
9,500	Apogee Enterprises Inc	300,960
65,388	Arcosa Inc	3,591,763
96,500	Armstrong Flooring Inc(a)	368,630
23,918	Armstrong World Industries Inc	1,779,260
24,082	Atkore International Group Inc(a)	990,011
18,300	Avnet Inc	642,513
30,861	AZZ Inc	1,464,046
15,000	Belden Inc	628,500
9,400	Boise Cascade Co	449,320

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Industrial — (continued)
3,700	Builders FirstSource Inc(a)	$ 150,997
15,955	BWX Technologies Inc	961,767
11,600	Cactus Inc Class A	302,412
25,457	Clean Harbors Inc(a)	1,937,278
51,058	Columbus McKinnon Corp	1,962,670
8,600	Comfort Systems USA Inc	452,876
29,400	Comtech Telecommunications Corp	608,286
5,100	Crane Co	396,066
26,900	DXP Enterprises Inc(a)	597,987
10,800	Encore Wire Corp	654,156
3,500	Energizer Holdings Inc	147,630
7,200	EnerSys	598,032
8,200	EnPro Industries Inc	619,264
8,100	Flowserve Corp	298,485
35,000	Fluor Corp	558,950
3,900	Forward Air Corp	299,676
38,772	frontdoor Inc(a)	1,946,742
62,700	GrafTech International Ltd	668,382
10,200	Graham Corp	154,836
37,700	Great Lakes Dredge & Dock Corp(a)	496,509
16,700	Greenbrier Cos Inc	607,546
7,500	Griffon Corp	152,850
62,060	Harsco Corp(a)	1,115,839
16,400	Hillenbrand Inc	652,720
10,700	Hoegh LNG Partners LP	153,010
8,100	Hyster-Yale Materials Handling Inc	482,355
11,229	John Bean Technologies Corp	1,278,646
21,076	Kadant Inc	2,971,294
21,500	KBR Inc	664,995
8,500	Kennametal Inc	308,040
71,030	Kimball Electronics Inc(a)	1,135,770
10,899	Littelfuse Inc	2,775,539
5,900	Masonite International Corp(a)	580,206
7,700	Matson Inc	438,669
86,101	MDU Resources Group Inc	2,267,900
5,700	Moog Inc Class A	452,010
8,600	Mueller Industries Inc	301,946
25,100	Mueller Water Products Inc Class A	310,738
5,100	MYR Group Inc(a)	306,510
5,000	National Presto Industries Inc	442,150
4,900	NVE Corp	275,282
1,900	Plexus Corp(a)	148,599
9,900	Powell Industries Inc	291,951
22,000	Primoris Services Corp	607,420
49,406	Raven Industries Inc	1,634,845
18,700	Sanmina Corp(a)	596,343
7,400	Schneider National Inc Class B	153,180
23,600	Star Group LP	222,076
15,400	Sterling Construction Co Inc(a)	286,594
14,780	SYNNEX Corp	1,203,683
13,900	Tredegar Corp	232,130
55,438	TriMas Corp(a)	1,755,721
12,800	Trinseo SA	655,488
168,508	TTM Technologies Inc(a)	2,324,568
33,800	Tutor Perini Corp(a)	437,710
Shares		Fair Value
Industrial — (continued)
40,980	UFP Industries Inc	$ 2,276,439
16,800	Universal Logistics Holdings Inc	345,912
4,100	US Ecology Inc	148,953
3,500	Valmont Industries Inc	612,255
140,563	Vertiv Holdings Co	2,624,311
30,200	Vishay Intertechnology Inc	625,442
43,824	Vontier Corp(a)	1,463,722
6,100	Worthington Industries Inc	313,174
		75,742,288
Technology — 6.33%
45,770	ACI Worldwide Inc(a)	1,758,941
180,732	Allscripts Healthcare Solutions Inc(a)	2,609,770
24,460	Concentrix Corp(a)	2,414,202
45,322	CSG Systems International Inc	2,042,663
26,300	Diebold Nixdorf Inc(a)	280,358
9,100	Diodes Inc(a)	641,550
113,765	Donnelley Financial Solutions Inc(a)	1,930,592
17,100	Ebix Inc	649,287
8,100	Insight Enterprises Inc(a)	616,329
85,544	Perspecta Inc	2,059,899
55,400	Photronics Inc(a)	618,264
30,611	Science Applications International Corp	2,897,025
20,400	Super Micro Computer Inc(a)	645,864
11,700	Sykes Enterprises Inc(a)	440,739
88,034	Tower Semiconductor Ltd(a)	2,273,038
119,035	Unisys Corp(a)	2,342,609
26,162	Verint Systems Inc(a)	1,757,563
30,600	Xperi Holding Corp	639,540
		26,618,233
Utilities — 3.07%
50,578	ALLETE Inc	3,132,801
15,700	Avista Corp	630,198
43,779	NorthWestern Corp	2,552,754
45,526	NRG Energy Inc	1,709,501
13,600	Otter Tail Corp	579,496
11,000	PNM Resources Inc	533,830
14,400	Portland General Electric Co	615,888
27,300	South Jersey Industries Inc	588,315
9,700	Southwest Gas Holdings Inc	589,275
9,500	Spire Inc	608,380

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Utilities — (continued)
70,041	Vistra Corp	$ 1,377,006
		12,917,444
TOTAL COMMON STOCK — 97.76% (Cost $329,601,269)		$411,003,807
TOTAL INVESTMENTS — 97.76% (Cost $329,601,269)		$411,003,807
OTHER ASSETS & LIABILITIES, NET — 2.24%		$ 9,419,640
TOTAL NET ASSETS — 100.00%		$420,423,447
(a)	Non-income producing security.
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Small Cap Value Fund (Formerly Great-West Loomis Sayles Small Cap Value Fund)
ASSETS:
Investments in securities, fair value(a)	$411,003,807
Cash	11,912,555
Dividends receivable	415,197
Subscriptions receivable	26,896
Receivable for investments sold	157,203
Total Assets	423,515,658
LIABILITIES:
Payable for director fees	7,872
Payable for investments purchased	701,915
Payable for other accrued fees	39,884
Payable for shareholder services fees	20,784
Payable to investment adviser	262,466
Redemptions payable	2,059,290
Total Liabilities	3,092,211
NET ASSETS	$420,423,447
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,631,175
Paid-in capital in excess of par	317,175,617
Undistributed/accumulated earnings	98,616,655
NET ASSETS	$420,423,447
NET ASSETS BY CLASS
Investor Class	$68,752,659
Institutional Class	$351,670,788
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	250,000,000
Issued and Outstanding
Investor Class	2,366,353
Institutional Class	43,945,400
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$29.05
Institutional Class	$8.00
(a) Cost of investments	$329,601,269
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Small Cap Value Fund (Formerly Great-West Loomis Sayles Small Cap Value Fund)
INVESTMENT INCOME:
Interest	$23,256
Income from securities lending	9,812
Dividends	5,051,766
Foreign withholding tax	(23,601)
Total Income	5,061,233
EXPENSES:
Management fees	2,113,552
Shareholder services fees – Investor Class	194,155
Audit and tax fees	28,046
Custodian fees	11,119
Director's fees	22,375
Legal fees	6,683
Pricing fees	729
Registration fees	22,005
Shareholder report fees	3,831
Transfer agent fees	9,019
Other fees	2,615
Total Expenses	2,414,129
Less amount waived by investment adviser	24,439
Net Expenses	2,389,690
NET INVESTMENT INCOME	2,671,543
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	25,917,916
Net Realized Gain	25,917,916
Net change in unrealized appreciation on investments	15,552,389
Net Change in Unrealized Appreciation	15,552,389
Net Realized and Unrealized Gain	41,470,305
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,141,848
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Small Cap Value Fund (Formerly Great-West Loomis Sayles Small Cap Value Fund)	2020	2019
OPERATIONS:
Net investment income	$2,671,543	$1,780,746
Net realized gain	25,917,916	8,869,077
Net change in unrealized appreciation	15,552,389	52,025,399
Net Increase in Net Assets Resulting from Operations	44,141,848	62,675,222
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(148,534)	(306,615)
Institutional Class	(3,183,528)	(5,108,443)
From Net Investment Income and Net Realized Gains	(3,332,062)	(5,415,058)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	14,555,135	7,890,413
Institutional Class	78,502,883	38,118,712
Shares issued in reinvestment of distributions
Investor Class	148,534	306,615
Institutional Class	3,183,528	5,108,443
Shares issued in connection with fund reorganization
Investor Class	9,590,011	N/A
Institutional Class	113,783,877	N/A
Shares redeemed
Investor Class	(24,132,925)	(23,380,490)
Institutional Class	(105,565,347)	(54,386,089)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	90,065,696	(26,342,396)
Total Increase in Net Assets	130,875,482	30,917,768
NET ASSETS:
Beginning of year	289,547,965	258,630,197
End of year	$420,423,447	$289,547,965
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	657,741	298,045
Institutional Class	13,399,132	5,139,516
Shares issued in reinvestment of distributions
Investor Class	6,296	10,881
Institutional Class	503,539	657,630
Shares issued in connection with fund reorganization
Investor Class	389,229	N/A
Institutional Class	16,778,124	N/A
Shares redeemed
Investor Class	(1,018,803)	(884,123)
Institutional Class	(15,274,282)	(7,280,624)
Net Increase (Decrease)	15,440,976	(2,058,675)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2020	$28.23	0.14	0.75	0.89	-	(0.07)	(0.07)	$29.05	3.20%
12/31/2019	$22.75	0.09	5.52	5.61	(0.00) (d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-	(0.66)	(0.66)	$22.75	(16.20%)
12/31/2017	$27.25	0.06	2.55	2.61	(0.02)	(1.93)	(1.95)	$27.91	9.73%
12/31/2016	$22.27	0.10	5.64	5.74	(0.02)	(0.74)	(0.76)	$27.25	25.83%
Institutional Class
12/31/2020	$ 7.84	0.06	0.20	0.26	(0.03)	(0.07)	(0.10)	$ 8.00	3.54%
12/31/2019	$ 6.41	0.05	1.56	1.61	(0.05)	(0.13)	(0.18)	$ 7.84	25.17%
12/31/2018	$ 8.43	0.05	(1.37)	(1.32)	(0.04)	(0.66)	(0.70)	$ 6.41	(15.93%)
12/31/2017	$ 9.52	0.06	0.86	0.92	(0.08)	(1.93)	(2.01)	$ 8.43	10.15%
12/31/2016	$ 8.20	0.07	2.07	2.14	(0.08)	(0.74)	(0.82)	$ 9.52	26.31%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$ 68,753	1.13%	1.09%	0.58%	93%
12/31/2019	$ 65,827	1.13%	1.09%	0.35%	25%
12/31/2018	$ 66,129	1.12%	1.09%	0.18%	35%
12/31/2017	$ 93,025	1.15%	1.11%	0.22%	26%
12/31/2016	$103,456	1.15%	1.14%	0.42%	31%
Institutional Class
12/31/2020	$351,671	0.74%	0.74%	0.97%	93%
12/31/2019	$223,721	0.73%	0.73%	0.71%	25%
12/31/2018	$192,501	0.74%	0.74%	0.58%	35%
12/31/2017	$130,114	0.78%	0.75%	0.58%	26%
12/31/2016	$139,505	0.78%	0.77%	0.79%	31%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND (FORMERLY GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Small Cap Value Fund (Formerly Great-West Loomis Sayles Small Cap Value Fund) (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, 100% of the Fund’s investments are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2020

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$894,182	$1,414,843
Long-term capital gain	2,437,880	4,000,215
	$3,332,062	$5,415,058
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $10,537,834 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2020. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$9,399,180
Undistributed long-term capital gains	13,734,219
Capital loss carryforwards	(3,301,058)
Post-October losses	—
Net unrealized appreciation	78,784,314
Tax composition of capital	$98,616,655
At December 31, 2020, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2020, the Fund utilized $5,022,580 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss utilization due to fund mergers is limited in the current year, and potentially limited in later periods. Details of the capital loss carryforwards as of December 31, 2020, were as follows:
No Expiration	$(3,301,058)
Total	(3,301,058)

Annual Report - December 31, 2020

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$332,219,493
Gross unrealized appreciation on investments	89,932,956
Gross unrealized depreciation on investments	(11,148,642)
Net unrealized appreciation on investments	$78,784,314
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.71% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.74% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$28,196	$26,985	$24,439	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Hotchkis & Wiley Capital Management, LLC. The Adviser is responsible for compensating the Sub-Adviser for its services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $276,121,452 and $313,187,883, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

Annual Report - December 31, 2020

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Fund had no securities on loan as of December 31, 2020.
5.  FUND REORGANIZATION
On October 23, 2020, the Fund (Acquiring Fund) acquired all the net assets of the Great-West Invesco Small Cap Value Fund (the Target Fund) pursuant to an agreement and plan of reorganization (the Reorganization) approved by the Board of Directors. The Reorganization was structured to qualify as a tax-free Reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders will not recognize gains or losses for federal income tax purposes as a result of the Reorganization. The merger was accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Fund in exchange for shares of the Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund.
Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. As with other Fund distributions, a distribution may be taxable to the Target Fund shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization were as follows:
Cost of investments	116,787,174
Investments in securities, fair value	122,951,666
Net unrealized appreciation	6,164,492
For financial reporting purposes, assets received and shares issued by the Target Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:
	Shares Outstanding	Net Assets	NAV per Share
Target Fund - Prior to the Reorganization
Institutional Class	14,998,643	$113,783,877	$ 7.59
Investor Class	1,083,280	9,590,011	8.85
Acquiring Fund - Prior to the Reorganization
Institutional Class	34,127,572	231,444,114	6.78
Investor Class	2,163,744	53,311,527	24.64
Acquiring Fund - After the Reorganization
Institutional Class	50,905,696	345,227,991	6.78
Investor Class	2,552,974	62,901,538	24.64

Annual Report - December 31, 2020

Pro Forma Results of Operations
The beginning of the Target Fund's fiscal year was January 1, 2020. Assuming the Reorganization had been completed on January 1, 2020, the beginning of the Fund's current fiscal year, the pro forma results of operations for the year ended December 31, 2020, are as follows:
Net investment income	$ 3,719,919
Net realized and unrealized gain	30,220,517
Net increase in net assets resulting from operations	$33,940,436
Because the combined investment portfolios have been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Fund since the Reorganization was consummated.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Small Cap Value Fund (formerly known as Great-West Loomis Sayles Small Cap Value Fund) (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 41% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021